Comerica Incorporated

Morgan Stanley 10th Annual Financials Conference
June 12, 2019

Curt Farmer
President & Chief Executive Officer

Muneera Carr
Chief Financial Officer

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; cybersecurity risks; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; heightened legislative and regulatory focus on cybersecurity and data privacy; fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the impacts of future legislative, administrative or judicial changes to tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; losses due to fraud; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies; controls and procedures failures; and the volatility of Comerica's stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2018. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Comerica: Key Strengths

A LEADING BANK FOR BUSINESS #1 Commercial lender (% of total loans)[1] Complemented by Retail Bank & Wealth Management	>90% of loans are commercial
RELATIONSHIP BANKING STRATEGY Deep expertise in specialty businesses Long tenured employees	49% of deposits are noninterest-bearing
GROWING REVENUE Positioned in faster growing markets & industries	10% net interest income growth
HIGHLY EFFICIENT GEAR Up leveraged technology, increasing capacity to support growth	50.8% efficiency ratio
SUPERIOR CREDIT METRICS Conservative underwriting Diverse portfolio	8 bps net charge-offs
STRONG CAPITAL Supports future growth $1.6B capital returned to shareholders (FY18)	10.78% CET1

Diverse Geography

($ in billons; 1Q19 average)



Michigan
$12.6
25%
California
$18.8
38%
Loans
$49.7
Other Markets
$8.1
16%
Texas
$10.3
21%



Michigan
$19.9
37%
California
$16.2
30%
Deposits
$54.0
Other2
$9.2
17%
Texas
$8.7
16%

3/31/19 unless otherwise noted; comparisons shown 1Q19 vs. 1Q18 • [1]Source: S&P Global Market Intelligence; based on 3/31/19 regulatory data for domestic financial holding companies using C&I loans • [2]Consists of Other Markets ($7.9B) & Finance/ Other ($1.3B)

Comerica Bank®

3

Second Quarter Loan Update

QTD average loans growth of $1.1B, or 2.2%

Loans: April & May Trends[1]

($ in billions; Average)



49.2
48.6
48.8
49.7
50.8
2Q18
3Q18
4Q18
1Q19
2Q19 thru 5/31

QTD trends reflect:

- General Middle Market growth in all 3 major markets
- Seasonal increases in Mortgage Banker & National Dealer Services

Driving Growth

- Greater capacity with E2E credit process redesign
- Allocating resources to faster growing niche businesses & markets
- Upgraded customer relationship management tools
- Enriched marketing analytics & customer retention tools

Loan Growth[2]

(Average 1Q19 vs 4Q18)



1.7%
1.6%
CMA
Peers

Loan Yield Increase[3]

(1Q19 vs 4Q18)



17 bps
11 bps
CMA
Peers

2Q19 average balances through 5/31/19 are preliminary and subject to change • [1]Comparisons of 2Q19 through 5/31/19 vs 1Q19 • [2]Source: 1Q19 earnings release materials • [3]Source for peer group data: S&P Global Market Intelligence • See slide 5 for list of peer banks

Comerica Bank®

4

Second Quarter Deposit Update

Balances have stabilized

Deposits: April & May Trends[1]

($ in billions; Average)



55.8
56.1
55.7
54.0
54.6
2Q18
3Q18
4Q18
1Q19
2Q19 thru 5/31

QTD trends reflect normal seasonal pattern & mix shift:

- $1.1B increase in interest-bearing
- $0.5B decrease in noninterest-bearing
- 93% loan to deposit ratio at 5/31/19

Growth Initiatives

- Digital enhancements, including online account opening & mobile applications
- Optimal banking center coverage with select expansion in key markets
- New portal with unique branding for Wealth Management customers
- Enhanced Treasury Management capabilities, including reporting & payments

Largest Component of Noninterest Deposits[2]

(1Q19 average percentage)



50
43
41
39
36
34
33
28
26
25
24
24
CMA
ZION
BOKF
CFR
RF
MTB
BBT
FITB
KEY
STI
HBAN
FHN

2Q19 average balances through 5/31/19 are preliminary and subject to change • [1]Comparisons of 2Q19 through 5/31/19 vs 1Q19 • [2]Percentage of noninterest-bearing deposits to total deposits. Source for peer group data: S&P Global Market Intelligence

Comerica Bank®

5

Interest Rate Environment

Utilize interest rate hedges to reduce impact of future decline in rates

YTD19 Activity[1]:

- $2.8B (pay floating/receive fixed) hedges
  - 3.3 year average term
  - 2.23% average fixed rate
- Expect to reduce the unfavorable impact on net interest income from a 200bps drop in rates (100 bps on average) by ~$30MM
- Projected Return on Equity with change in rates using FY19 outlook provided 4/17/19 for calculation purposes:

Estimated Return on Equity[2]



14-15%
17-18%
18-19%
-200bps/100bps on average
Flat rates
+200bps/100bps on average

Hedging Overview

Purpose: Reduce impact when rates decline in order to maintain steady margin as rates move through typical cycle

Tools: Over time, gradually layer in interest rate swaps (pay floating/receive fixed) with various tenors. Collars or floors also considered

Financial impact: Depends on swap rates & short-term rates. Current market conditions indicate that the near-term effect on net interest income is expected to be nominal

Outlook as of 6/10/19 • [1]Through 6/10/19 • [2]Average common shareholders' equity

Comerica Bank®

6

Expense Discipline

Careful cost management drives efficiency ratio[1] to 51%

Maintaining Expenses as Revenues Grew[2]

($ in millions)



Restructuring
446
16
430
56%
448
11
437
53%
452
12
440
53%
448
14
434
52%
433
433
51%
1Q18
2Q18
3Q18
4Q18
1Q19

Focused on continuing to achieve operating leverage by:

- Increasing capacity
- Driving revenue growth
- Carefully managing costs
- Enhancing productivity

TechVision 2020

- GEAR Up helped position our systems & talent for the future
- Technology savings are being reinvested which helps moderate rising investment demand
- Leveraging third parties to keep pace with evolving & emerging technologies

Best in Class Efficiency Ratio[1,2]

(1Q19; In percentage points)



50.81 CMA
55.80 HBAN
56.60 BBT
57.56 MTB
58.29 RF
60.20 ZION
60.78 STI
61.30 FITB
61.90 KEY
61.93 BOKF
63.90 FHN

[1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares • [2]Source for peer group data: S&P Global Market Intelligence; excludes CFR as data was not available

Comerica Bank®

7

Active Capital Management

Returning excess capital at a fast pace

2Q19 share repurchase $425MM[1]

- Solid performance & strong capital position enables continued meaningful return of capital

Actively manage capital

- Target upper end of 9.5-10% CET1 range by FYE19 given pace of loan growth[2]

Total Shareholder Payout[3]

(1Q19; As a percentage of net income)



162 CMA
159 ZION
141 FITB
108 MTB
97 FHN
96 KEY
94 STI
88 RF
88 BOKF
56 HBAN
44 BBT
39 CFR

Strong Capital (CET1)[3]

(1Q19; In percentage points)



12.34 CFR
11.30 ZION
10.78 CMA
10.71 BOKF
10.30 BBT
10.05 MTB
9.84 HBAN
9.84 KEY
9.80 RF
9.66 FHN
9.65 FITB
9.09 STI

Change in Common Shares Outstanding[3]

(1Q19 vs. 1Q18; In percentage points)



(9.9) CMA
(9.8) RF
(7.4) ZION
(6.9) MTB
(5.5) STI
(5.0) HBAN
(4.9) KEY
(3.6) FHN
(1.8) BBT
(1.1) CFR
8.0 FITB
9.2 BOKF

[1]Shares repurchased under share repurchase program • [2]Outlook as of 6/10/19 • [3]Source: S&P Global Market Intelligence

Comerica Bank®

8

Well Positioned for the Future

Provided superior shareholder returns in 2018 & 1Q19

- A LEADING BANK FOR BUSINESS
- RELATIONSHIP BANKING STRATEGY
- GROWING REVENUE
- HIGHLY EFFICIENT
- SUPERIOR CREDIT METRICS
- STRONG CAPITAL

Return on Assets[1,2]

(1Q19; In percentage points)



FITB 2.11
CMA 1.97
MTB 1.68
CFR 1.48
BBT 1.43
HBAN 1.35
RF 1.27
ZION 1.26
KEY 1.17
BOKF 1.13
STI 1.08
FHN 1.03

Return on Equity[1,3]

(1Q19; In percentage points)



CMA 18.44
FITB 18.19
CFR 13.54
HBAN 12.84
MTB 12.40
ZION 11.25
BBT 10.45
RF 10.37
KEY 10.37
BOKF 9.85
STI 9.52
FHN 8.60

[1]Source for peer group data: S&P Global Market Intelligence; FITB includes gain on sale of Worldpay shares & close of MB Financial acquisition during 1Q19 • [2]Return on average assets • [3]Return on average common shareholders' equity

Comerica Bank

9

Appendix

Comerica Bank

1Q19 Financial Accomplishments

33% increase in earnings per share (1Q19 vs. 1Q18)

Pre-tax Income

($ in millions)


335
400
424
1Q18
4Q18
1Q19

Earnings Per Share

(Diluted per common share)


$1.59
$1.88
$2.11
1Q18
4Q18
1Q19

GROWING REVENUE

- $1.3B increase in average loans
- Grew revenue 6%, including $57MM increase in net interest income as well as growth in syndication & card fees

EXPENSE & CREDIT DISCIPLINE

- Expense discipline helped drive efficiency ratio to 51%
- Strong credit quality with net charge-offs of 8 bps
- Nonaccrual loans declined to 38 bps of total period-end loans

ACTIVE CAPITAL MANAGEMENT

- Increased dividend paid April 1 to $0.67 per share
- Returned a total of $530MM to shareholders, including dividends & share repurchase of $425MM (5.1MM shares)[1]
- Return on equity (ROE) increased to 18.44%

3/31/19; 1Q19 compared to 1Q18 • [1]Through share repurchase program

Comerica Bank

11

1Q19 Financial Results

Expense discipline, strong credit & capital management drove ROE over 18%

($ in millions, except per share data)	1Q19	Change From 4Q18	Change From 1Q18
Average loans	$49,677	$845	$1,256
Average deposits	53,996	(1,733)	(2,094)
Net interest income	$606	$(8)	$57
Provision for credit losses	(13)	(29)	(25)
Noninterest income[1,2]	238	(12)	(6)
Adjusted Noninterest income[2,3]	246	(4)	2
Noninterest expenses[1,2]	433	(15)	(13)
Adjusted Noninterest expense[2,3]	433	(1)	3
Provision for income tax	85	(5)	31
Net income	339	29	58
Earnings per share[4]	$2.11	$0.23	$0.52
Adjusted Earnings per share[3,4]	2.08	0.13	0.54
Average diluted shares	159,518	(3,983)	(15,626)

Key QoQ Performance Drivers

- Broad-based loan growth; overcame traditional seasonality
- Deposits showed typical 1Q decline
- Net interest income aided by rate increase & loan growth, more than offset by 2 fewer days & lower balances at Fed; Net interest margin 3.79%, up 9 bps
- Strong credit quality continued
- Adjusted noninterest income decreased from strong 4Q18
- Adjusted expenses relatively stable with annual stock comp. offset by reduction in several categories
- 1Q19 discrete tax benefits of $11MM related to employee stock transactions
- Repurchased 5.1MM shares[5]; returned $530MM to shareholders through buyback & dividend

1Q19 compared to 4Q18 • [1]1Q19 included $8MM loss related to repositioning of securities portfolio • [2]Includes gain/(loss) related to deferred compensation plan as follows: $2MM in 1Q19; $(7)MM in 4Q18; $1MM in 1Q18. Amounts offset in noninterest expense • [3]See Reconciliation of Non-GAAP Financial Measures slide • [4]Diluted earnings per common share • [5]1Q19 repurchases under the share repurchase program

Comerica Bank

12

Average Loans

Loans increase 1.7%; Loan yields increase 17 basis points with higher rates



Total Loans
($ in billions)
Loan Yields
48.4
49.2
48.6
48.8
49.7
4.26
4.63
4.74
4.90
5.07
50.2
50.3
1Q18
2Q18
3Q18
4Q18
1Q19
Average Balances
4Q18
1Q19
Period-end

1Q19 compared to 4Q18

Average loans increase $845MM

- \+ $434MM National Dealer Services
- \+ $317MM Energy
- \+ $260MM General Middle Market
- \+ $ 93MM Equity Funds Services
- \+ $ 92MM Commercial Real Estate
- \+ $ 77MM US Banking
- \- $342MM Mortgage Banker



Loan Commitments
($ in billions; Period-end)
49.6
51.1
51.8
53.1
52.9
1Q18
2Q18
3Q18
4Q18
1Q19

Comerica Bank

13

Average Loans by Business and Market

By Line of Business	1Q19	4Q18	1Q18
Middle Market			
General	$12.0	$11.7	$11.8
Energy	2.3	2.0	1.9
National Dealer Services	7.8	7.4	7.3
Entertainment	0.8	0.8	0.7
Tech. & Life Sciences	1.3	1.4	1.4
Equity Fund Services	2.6	2.5	2.1
Environmental Services	1.2	1.2	1.0
Total Middle Market	$28.0	$27.0	$26.2
Corporate Banking			
US Banking	3.0	2.9	3.2
International	1.3	1.3	1.3
Commercial Real Estate	5.3	5.2	5.3
Mortgage Banker Finance	1.3	1.7	1.4
Small Business	3.5	3.6	3.7
BUSINESS BANK	$42.5	$41.7	$41.1
Retail Banking	2.1	2.1	2.1
RETAIL BANK	$2.1	$2.1	$2.1
Private Banking	5.0	5.0	5.2
WEALTH MANAGEMENT	$5.0	$5.0	$5.2
TOTAL	$49.7	$48.8	$48.4

By Market	1Q19	4Q18	1Q18
Michigan	$12.6	$12.5	$12.6
California	18.8	18.3	18.3
Texas	10.3	9.9	9.8
Other Markets[1]	8.1	8.2	7.6
TOTAL	$49.7	$48.8	$48.4

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

14

#1 Commercial Lender[1]

Relationship banking focus & deep expertise

Business Loans as a % of Total[2]

(1Q19; In percentage points)



91 88 87 77 76 73 65 65 64 58 54 50
CMA CFR BOKF ZION FHN KEY FITB MTB RF BBT STI HBAN

Total Loan Beta[2,4,5]

(1Q19 vs. 3Q15; In basis points)



84 72 62 61 55 53 49 48 42 41 33 29
CMA BOKF CFR FITB FHN MTB HBAN KEY RF STI BBT ZION

Change in Avg. Loans[3]

(1Q19 vs 4Q18; In percentage points)



3.2 3.1 2.3 2.1 1.8 1.7 1.3 1.3 0.9 0.6 0.4 0.4
FITB STI RF ZION CFR CMA MTB HBAN BOKF FHN KEY BBT

Loan Yields[2,5]

(1Q19; In percentage points)



5.33 5.19 5.15 5.07 5.06 4.92 4.85 4.81 4.79 4.75 4.73 4.46
CFR BOKF MTB CMA BBT FHN ZION HBAN KEY RF FITB STI

[1]Source: S&P Global Market Intelligence, based on 3/31/19 regulatory data for domestic financial holding companies using C&I loans as % of total loans • [2]Source for peer group data: S&P Global Market Intelligence • [3]Source: 1Q19 earnings release materials • [4]Beta: change in total loan yields expressed as a percentage of the increase in the federal funds rate • [5]1Q19 loan yield for STI from earnings release materials

Comerica Bank®

15

Average Deposits

Reflects seasonality

Total Deposits

($ in billions)



Deposit Rates[1]
56.1 55.8 56.1 55.7 54.0
0.25 0.42 0.51 0.62 0.78
55.6 54.1
1Q18 2Q18 3Q18 4Q18 1Q19
Average Balances
4Q18 1Q19
Period-end

1Q19 compared to 4Q18 • [1]Interest costs on interest-bearing deposits • [2]At 3/31/19

Average deposits

- Noninterest-bearing decline $1.7B
- Interest-bearing stable
- March deposits grew $1B over February

Period-end deposits decrease $1.5B

- $1.2B government prepaid card (timing)

Loan to deposit ratio[2] of 93%

Deposit Seasonality

($ in billions; Average)



Avg. QoQ deposit growth (since 2015)
1Q19/4Q18
-3.1% -0.3% 1.3% 1.3%
-3.1%
Q1/Q4 Q2/Q1 Q3/Q2 Q4/Q3

Comerica Bank®

16

$YHUDJH'HSRVLWVE\%XVLQHVVDQG0DUNHW %\/LQHRI%XVLQHVV 4 4 4%\0DUNHW 4 4 4 Middle Market Michigan $19.9 $20.2 $21.2 General $13.3 $13.7 $14.0 Energy 0.5 0.5 0.6 California 16.2 17.2 17.1 National Dealer Services 0.3 0.3 0.3 Texas 8.7 8.9 9.2 Entertainment 0.1 0.1 0.1 1 Tech. & Life Sciences 5.0 5.2 5.0 Other Markets 7.9 8.3 7.7 Equity Fund Services 0.8 0.9 0.9 Finance/Other2 1.3 1.1 0.9 Environmental Services 0.2 0.1 0.2 TOTAL $54.0 $55.7 $56.1 Total Middle Market $20.1 $20.9 $21.1 Corporate Banking US Banking 1.8 2.0 2.0 International 1.6 1.8 2.0 ƒ Commercial Real Estate 1.5 1.5 1.6 0LGGOH0DUNHW6HUYLQJFRPSDQLHVZLWK UHYHQXHVJHQHUDOO\EHWZHHQ00 Mortgage Banker Finance 0.6 0.6 0.6 Small Business 2.9 3.1 3.2 ƒ &RUSRUDWH%DQNLQJ6HUYLQJFRPSDQLHV DQGWKHLU86EDVHGVXEVLGLDULHV ZLWK BUSINESS BANK $28.5 $30.0 $30.5 UHYHQXHVJHQHUDOO\RYHU00 Retail Banking 20.5 20.6 20.9 ƒ RETAIL BANK $20.5 $20.6 $20.9 6PDOO%XVLQHVV6HUYLQJFRPSDQLHVZLWK UHYHQXHVJHQHUDOO\XQGHU00 Private Banking 3.5 3.8 3.6 WEALTH MANAGEMENT $3.8 $4.1 $3.8 Finance/Other2 1.3 1.1 0.9 TOTAL $54.0 $55.7 $56.1 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets Ⴠ 2Finance/Other includes items not directly associated with the geographic markets or the three major business segments 17 6WURQJ'HSRVLW%DVH Results in low funding costs +LJKHVW3URSRUWLRQRI1RQLQWHUHVWEHDULQJ /RZHVW7RWDO'HSRVLW%HWD 7RWDO'HSRVLWV 4YV4,QEDVLVSRLQWV 4$YHUDJH,QSHUFHQWDJHSRLQWV 39 50 43 41 39 36 34 33 24 26 27 28 21 21 26 25 24 24 17 17 18 14 14 15 RF RF STI STI CFR BBT FHN KEY MTB FHN CFR BBT KEY FITB CMA MTB FITB ZION CMA ZION BOKF HBAN BOKF HBAN 6XSHULRU7RWDO)XQGLQJ&RVW /RZHVW7RWDO'HSRVLW&RVW 4,QEDVLVSRLQWV 4,QEDVLVSRLQWV 115 121 101 105 107 110 94 101 83 70 75 75 66 68 71 61 62 63 46 51 39 42 42 45 RF RF STI STI CFR BBT FHN CFR BBT FHN KEY KEY MTB MTB FITB FITB CMA CMA ZION ZION BOKF BOKF HBAN HBAN 1Source: S&P Global Market Intelligence Ⴠ 2Beta: change in total deposit costs expressed as a percentage of the increase in the federal funds rate Ⴠ 3Interest costs on total deposits; CMA interest-bearing deposit rate for 1Q19 78 bps. 18

Commercial Real Estate Line of Business

Long history of working with well established, proven developers

CRE by Property Type[1]

($ in millions; Period-end)



Single Family 7%
Office 7%
Multi use 3%
Commercial 9%
Land Carry 5%
Retail 11%
Other 6%
Total $4,627
Multifamily 52%

CRE by Market[1]

($ in millions; Period-end, based on location of property)



Michigan 5%
Other 14%
Total $4,627
California 46%
Texas 35%

Credit Quality

($ in millions; Period-end)	1Q18	4Q18	1Q19
Criticized[2]	$64	$84	$84
Ratio	1.2%	1.7%	1.5%
Nonaccrual	$3	$2	$2
Ratio	0.06%	0.04%	0.04%
Net charge-offs (recoveries)	-0-	-0-	-0-

CRE by Loan Type

($ in millions; Period-end)	4Q18		1Q19	
Real Estate Construction	$2,687	53%	$2,888	53%
Commercial Mortgages	1,743	34%	1,739	32%
	$4,430	87%	$4,627	85%
Commercial & Other	661	13%	788	15%
Total	$5,091	100%	$5,415	100%

3/31/19 • [1]Excludes CRE line of business loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

19

Mortgage Banker Finance

50+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with ~100 relationships
- Underlying mortgages are typically related to home purchases as opposed to refinances

  As of 1Q19:
  - Comerica: 83% purchase
  - Industry: 70% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $1.8B

Average Loans

($ in millions)



Actual MBA Mortgage Origination Volumes 1,2
1,399
2,089
2,136
1,742
1,674
2,145
2,544
2,352
1,450
1,780
1,974
1,861
1,435
1,784
1,961
1,677
1,335
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19

MBA Mortgage Originations Forecast[1]

($ in billions)



Purchase
Refinance
325
501
460
396
338
1Q19
2Q19
3Q19
4Q19
1Q20

3/31/19 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 5/17/19 • [2]$ in billions

20

National Dealer Services

65+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura
16%
Toyota/Lexus
14%
Ford
9%
GM
8%
Other[1]
10%
Total
$7.9B
Fiat/Chrysler
11%
Mercedes
3%
Other Asian
12%
Nissan/ Infiniti
5%
Other European
12%

Geographic Dispersion

California	58%	Texas	7%
Michigan	23%	Other	12%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



Floor Plan
5.9
6.0
6.0
6.2
6.2
6.5
6.3
6.6
6.8
7.1
6.9
7.1
7.3
7.4
7.0
7.4
7.8
3.5
3.6
3.5
3.7
3.8
4.0
3.8
4.0
4.1
4.3
3.9
4.1
4.2
4.3
3.8
4.1
4.5
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19

3/31/19 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

21

Technology and Life Sciences & Equity Fund Services

Deep expertise & strong relationships with top-tier investors

Technology & Life Sciences Avg. Loans

($ in millions)



1,437
1,416
1,396
1,353
1,323
1Q18
2Q18
3Q18
4Q18
1Q19

- ~510 customers
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada

Customer Segment Overview[1]



~45%
~25%
~20%
~10%
Growth
Late Stage
Early Stage
Leveraged Finance

Equity Fund Services

($ in millions)



2,074
2,432
2,579
2,539
2,632
1Q18
2Q18
3Q18
4Q18
1Q19

- ~250 customers
- Commercial banking services for venture capital & private equity firms
- Bridge financing for capital calls
- Strong credit profile

3/31/19 • [1]Based on 1Q19 period-end loans totaling $1.3B

22

Energy Line of Business
Nonaccrual loans continue to decline



Energy Line of Business Loans
($ in millions; Period-end)
Midstream
Services
Exploration & Production
1,848
1,734
1,832
2,163
2,385
1,395
1,400
1,499
1,771
1,857
152
91
100
94
75
301
243
233
298
453
1Q18
2Q18
3Q18
4Q18
1Q19

- Remain committed to supporting customers
- Focus on full relationships with larger, sophisticated E&P companies (access to a variety of capital sources, hedging & diverse geographic footprint)
- Loan growth driven by higher borrowing bases from strong drilling results & continued capex
- Robust analysis of collateral



Energy Line of Business Criticized Loans[1]
($ in millions)
NALs
468
319
269
205
240
102
60
53
48
33
1Q18
2Q18
3Q18
4Q18
1Q19

3/31/19 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

23

Securities Portfolio
Yields increase 4 basis points



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
11.9
11.8
11.8
11.8
12.0
12.0
12.2
9.2
9.1
9.1
9.1
9.2
9.3
9.5
2.09
2.12
2.17
2.35
2.39
1Q18
2Q18
3Q18
4Q18
1Q19
Average Balances
4Q18
1Q19
Period-end

Duration of 2.8 years[1]

- Extends to 3.8 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax loss of $64MM[2]

Net unamortized premium of $12MM[3]

Yields benefitted from typical quarterly paydown of $400MM - $500MM being replaced at higher yield

Repositioned $1.0B Treasuries (3/29/19)

- Average yield will increase ~$1MM per quarter
  - 1.78% on securities sold
  - 2.16% on securities purchased
- 4 year duration on securities purchased[1]

3/31/19 • [1]Estimated as of 3/31/19 • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

24

Net Interest Income

NIM increased 9 basis points

Net Interest Income
($ in millions)



NIM
549
590
599
614
606
3.41
3.62
3.60
3.70
3.79
1Q18
2Q18
3Q18
4Q18
1Q19

Net Impact due to rates:
$11MM & 6 bps on the NIM

$614MM		4Q18		3.70%
+ 17MM	Loans			+ 0.14
	+$21MM	Higher rates	+0.13	
	+ 10MM	Higher balances	+0.02	
	- 12MM	2 fewer days	–	
	- 2MM	Mix shift	- 0.01	
+ 1MM	Securities			+ 0.01
	+ 1MM	Higher rates	+0.01	
- 12MM	Balances at Fed			+ 0.05
	+ 1MM	Higher rates	+0.01	
	- 12MM	Lower balances	+0.04	
	- 1MM	2 fewer days	–	
- 9MM	Deposits			- 0.07
	- 10MM	Higher rates	-0.07	
	+ 1MM	2 fewer days	–	
- 5MM	Wholesale funding			- 0.04
	- 2MM	Higher rates	-0.02	
	- 3MM	Higher balances	-0.02	
$606MM		1Q19		3.79%

1Q19 compared to 4Q18

Comerica Bank®

25

Benefit from Rise in Interest Rates

Utilizing interest rate hedges to reduce asset sensitivity

FY18 net interest income growth resulting from rate increases

~$312MM

Cumulative Impact of Rate Increases[1]



0.25
2.50
3.17
5.07
Beta 84%
0.14
0.78
Beta 28%
3Q15
1Q19
3Q15
1Q19
3Q15
1Q19
Fed Funds
Loan Yields
Deposit Costs

Loans Predominantly Floating Rate
($ in billions; 1Q19 Period-end)



Fixed Rate 8%
Prime-based 16%
60-Day+ LIBOR 9%
Total $50.3
30-Day LIBOR 67%

Deposits Primarily Noninterest-bearing
($ in billions; 1Q19 Average)

- Commercial 83% of noninterest-bearing
- Retail 58% of interest-bearing



Retail Noninterest-bearing 8%
Retail Interest-bearing 29%
Total $54.0
Commercial Noninterest-bearing 42%
Commercial Interest-bearing 21%

3/31/19 • [1]Beta: change in loan yields or interest-bearing deposit costs expressed as a percentage of the increase in the federal funds rate

Comerica Bank®

26

Interest Rate Sensitivity

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 1Q19 Standard Model

($ in millions)



~(65)
~75
~50
~100
~130
~135
Down 50 bps
Up 100 bps
Addl. $2B Deposit Decline
Addl. 20% Increase in Beta
Standard Model
Addl. ~3% Loan Growth

3/31/19 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank®

27

Credit Quality Strong

Allowance for loan losses remained strong at 1.29%

Allowance for Credit Losses

($ in millions)



Allowance for Loan Losses as a % of Total Loans
738
711
697
701
677
1.42
1.36
1.35
1.34
1.29
1Q18
2Q18
3Q18
4Q18
1Q19

Criticized Loans[1]

($ in millions)



NALs
Criticized as a % of Total Loans
2,120
1,765
1,670
1,548
1,806
4.3
3.5
3.4
3.1
3.6
326
254
230
221
191
1Q18
2Q18
3Q18
4Q18
1Q19

- $11MM in net charge-offs[2] or 8 bps
- $30MM decrease in nonaccrual loans to $191MM, or 38bps of total loans
- Sustained strong portfolio performance & solid economic conditions resulted in reserve release
- Remain vigilant; not seeing any concerning trends

Allowance for Loan Losses / Total NPLs



2.1x
2.6x
2.8x
2.9x
3.3x
1Q18
2Q18
3Q18
4Q18
1Q19

3/31/19 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs

Comerica Bank®

28

Conservative Credit Culture Has Yielded Superior Results

Despite 1Q19 & FY18 reserve releases, reserve remains strong



Net Charge-offs as a % of Avg. Loans1
(1Q19; In basis points)
ZION 0
FHN 6
CMA 8
MTB 10
BOKF 18
CFR 19
STI 25
KEY 28
FITB 31
RF 37
HBAN 38
BBT 40



Net Charge-offs as a % of Avg. Loans1
(In basis points)
Total CMA
Peer Average
250
200
150
100
50
0
2007 30
2008 91
2009 188
2010 139
2011 81
2012 39
2013 16
2014 5
2015 20
2016 29
2017 19
2018 10
1Q19 8



NPAs as a % of Loans + ORE2
(1Q19; In percentage points)
BBT 0.39
CMA 0.40
STI 0.42
FITB 0.45
ZION 0.50
HBAN 0.61
KEY 0.66
CFR 0.68
RF 0.71
FHN 0.72
BOKF 1.20



Largest Reserve as a % of Loans1
(1Q19; In percentage points)
CMA 1.29
MTB 1.15
STI 1.05
ZION 1.04
BBT 1.04
FITB 1.01
HBAN 1.01
RF 1.01
KEY 0.97
CFR 0.95
BOKF 0.94
FHN 0.65

[1]Source: S&P Global Market Intelligence • [2]Source: 1Q19 earnings materials; excludes MTB as data was not available

Comerica Bank

29

Noninterest Income

Reflects strong 4Q18 that included seasonality



Noninterest Income1
($ in millions)
Securities losses due to repositioning
1Q18 244
2Q18 248
3Q18 254 20 234
4Q18 250
1Q19 246 8 238

Noninterest income decreased $4MM (excluding $8MM Securities losses)

- $2MM Fiduciary income
- $2MM seasonal declines in several categories

1Q19 compared to 4Q18 • [1]See Reconciliation of Non-GAAP Financial Measures slide

Comerica Bank

30

Noninterest Expense

Careful cost management drives efficiency ratio[1] to 51%

Noninterest Expenses[2]

($ in millions)



Restructuring
Efficiency Ratio
446
16
430
56%
448
11
437
53%
452
12
440
53%
448
14
434
52%
433
433
51%
1Q18
2Q18
3Q18
4Q18
1Q19

Noninterest expense stable
(excluding $14MM 4Q18 restructuring expense)

+ $15MM Salaries & benefits
  + Annual stock comp & higher payroll taxes
  - Lower executive incentives
  - Two fewer days in 1Q19
- $4MM Legal[3] (1Q19 recoveries)
- $3MM Pension costs[3]
- $3MM Equipment & software
- $3MM Advertising (seasonal)
- $2MM Outside processing (seasonal)
- $2MM Occupancy (seasonal)

1Q19 compared to 4Q18 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares • [2]See Reconciliation of Non-GAAP Financial Measures slide • [3]Included in other noninterest expenses

31

TechVision 2020

Preparing for a new age in banking

Strengthening Our Core
- Platform & app modernization
- Cybersecurity, risk & compliance enhancement
- Talent & culture development

Transforming Our Future
- Embrace emerging technologies
- Continuous optimization
- APIs[1], data & advanced analytics
- Agile & digital delivery

Examples of Initiatives
- 160+ applications migrated to cloud
- 25+ Bots deployed for high volume tasks
- Digitalizing entire commercial lending process
- Customer Relationship Management platform
- Data Lake platform
- AI/ML-Bot assisted human advice
- Blockchain-enabled computing
- Teller platform replacement
- Real-time commercial payments

- GEAR Up helped position our systems & talent for the future
- Technology savings are being reinvested which helps moderate rising investment demand
- Leveraging third parties to keep pace with evolving & emerging technologies
- Focus shifted to increasing capacity, driving revenue growth, reducing costs & improving efficiency

[1]API: Application Program Interface

32

Commitment to Community, Diversity & Sustainability

$772MM in green loans and commitments

10th consecutive year of listing on FTSE4Good index series

Honored by more than **10** top organizations for sustainability, employer of choice for minorities and innovation

$7.8MM donated to charitable organizations via more than 1,500 grants/sponsorships

44% reduction in greenhouse gas emissions[1] and 28% reduction in water consumption[1]

88% of employees are enrolled in the voluntary Masters of Diversity Awareness training

19 Market Segmentation Initiative Teams focused on reaching diverse customers

Over **50,000** hours of volunteer time donated to nonprofits by Comerica colleagues

12/31/18 • [1]2018 results versus 2012 baseline; additional details to be published in Comerica's 2018 Corporate Responsibility Report

Comerica Bank®

33

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	--
	M&T Bank	A3	A-	A
	Comerica	**A3**	**BBB+**	**A**
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB+	A-
	Fifth Third	Baa1	BBB+	A-
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB+	BBB+
	Zions Bancorporation	Baa3	BBB+	BBB
	First Horizon National Corp	Baa3	BBB-	BBB
Large Banks	U.S. Bancorp	A1	A+	AA-
	JP Morgan	A2	A-	AA-
	Bank of America	A2	A-	A+
	Wells Fargo & Company	A2	A-	A+
	PNC Financial Services Group	A3	A-	A+

As of 6/7/19 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank®

34

Reconciliation of Non-GAAP Financial Measures

(dollar amounts in millions, except per share data)	1Q19	4Q18	1Q18
Noninterest Income:			
Noninterest income	$238	$250	$244
Securities repositioning	8	—	—
Adjusted noninterest income	$246	$250	$244
Noninterest Expenses:			
Noninterest expenses	$433	$448	$446
Restructuring charges	—	(14)	(16)
Adjusted noninterest expenses	$433	$434	$430
Pre-tax Income:			
Pre-tax income	$424	$400	$335
Securities repositioning	8	—	—
Restructuring charges	—	14	16
Adjusted pre-tax income	$432	$414	$351
Provision for Income Taxes:			
Provision for Income Taxes:	$85	$90	$54
Tax on securities repositioning	2	—	—
Tax on restructuring charges	—	3	4
Discrete tax items	11	—	22
Adjusted provision for income taxes	$98	$93	$80

(dollar amounts in millions, except per share data)	1Q19	4Q18	1Q18
Net Income:			
Net income	$339	$310	$281
Securities repositioning, net of tax	6	—	—
Restructuring charges, net of tax	—	11	12
Discrete tax items	(11)	—	(22)
Adjusted net income	$334	$321	$271
Diluted Earnings per Common Share:			
Diluted earnings per common share	$2.11	$1.88	$1.59
Securities repositioning, net of tax	0.04	—	—
Restructuring charges, net of tax	—	0.07	0.07
Discrete tax items	(0.07)	—	(0.12)
Adjusted diluted earnings per common share	$2.08	$1.95	$1.54

- Securities repositioning refers to losses incurred on the sale of approximately $1 billion of treasury securities that were replaced by higher-yielding treasuries with a similar duration of 4 years.
- Discrete tax items primarily included the tax benefit from employee stock transactions and the charge to adjust deferred taxes resulting from the Tax Cuts and Jobs Act.

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate our performance trends. Comerica believes the adjusted data shown above and in this presentation provides a greater understanding of ongoing operations and enhances comparability of results with prior periods.

Comerica Bank®

35

Comerica Bank®

commitment